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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A

                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



                                  June 14, 2000
                Date of Report (Date of earliest event reported)


                            MCK COMMUNICATIONS, INC.
             (Exact name of Registrant as specified in its charter)



       DELAWARE                        0-27703                 06-15555163
(State of incorporation)       (Commission file number)     (I.R.S. Employer
                                                           Identification No.)


                               117 KENDRICK STREET
                                NEEDHAM, MA 02494
          (Address of principal executive offices, including zip code)


                                 (617) 454-6100
              (Registrant's telephone number, including area code)


                                 Not Applicable
          (Former name or former address, if changed since last report)



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ITEM 2.

     On June 28, 2000, MCK Communications, Inc. ("MCK" or the "Company") filed a Form 8-K to report its acquisition of DTI Holdings, Inc. ("DTIH") through a merger of a wholly-owned subsidiary of MCK with and into DTIH. On August 28th, and pursuant to Item 7 of the Form 8-K, we filed certain required financial information. In response to a request by the Staff of the Securities and Exchange Commission, this amendment is being filed to revise the auditors letter previously presented in exhibit 20.2.

(c)   EXHIBITS

20.2 Digital Techniques, Inc. audited financial statements for the nine months ended September 30, 1998.

23.1  Consent of KPMG LLP, Independent Auditors.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       MCK COMMUNICATIONS, INC.


                                       /s/ Paul K. Zurlo
                                       --------------------------------------
Date: May 4, 2000                      By: Paul K. Zurlo
                                           Chief Financial Officer